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                                                                    Exhibit 1.1

                                     SECURITIES

                             FINGERHUT COMPANIES, INC.

                      UNDERWRITING AGREEMENT BASIC PROVISIONS

                                 __________, _____

          1. INTRODUCTORY. Fingerhut Companies, Inc., a Minnesota corporation (the "Company"), proposes to issue and sell from time to time its
(i) unsecured debt securities, consisting of debentures, notes and other unsecured evidences of indebtedness in one or more series ("Debt Securities"), (ii) shares of preferred stock, par value $.01 per share, in one or more series, (iii) shares of common stock, par value $.01 per share,
(iv) shares of preferred stock represented by depositary shares ("Depositary Shares"), and (v) warrants (the "Warrants") to purchase Debt Securities, preferred stock, common stock or Depositary Shares, all of which (together with any securities issuable upon conversion, exchange or exercise of any of thereof) have been registered under the registration statement referred to in
Section 2(a) (such Debt Securities, preferred stock, common stock, Depositary Shares and Warrants (together with any securities issuable upon conversion, exchange or exercise of any of thereof) are herein collectively called "Registered Securities"). If so specified in a Terms Agreement (as defined below) referred to in Section 3, the Company proposes to grant to the underwriters an option to purchase up to the amount of Registered Securities specified in such Terms Agreement (the "Option Securities"). Debt Securities will be issued under one or more indentures (as amended or supplemented from time to time and including the applicable supplemental indenture entered into on or about the Closing Date (as defined below), an "Indenture" and collectively, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustee named therein (the "Trustee"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of sale. The preferred stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of the preferred stock being determined at the time of sale.
Additional representations, warranties, covenants, conditions and other terms related to any issue of Depositary Shares or Warrants (and any securities issuable upon conversion, exchange or exercise thereof) will be set forth in the Terms Agreement applicable thereto. The Registered Securities will be sold pursuant to a Terms Agreement, for resale in accordance with terms of offering determined at the time of sale.

          The Registered Securities (including, without limitation, any Option Securities) involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of

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such Securities, and the representative or representatives of the
Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term
"Representatives," as used in this Agreement, shall mean the Underwriters.

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as of the date of this Agreement as follows:

          (a) A registration statement on Form S-3 (File No. 333-_____) with respect to the Registered Securities (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) has been filed with the Commission under the Securities Act. Such registration statement has become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the date of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means the respective date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; and "Effective Date" means the respective applicable date of the Effective Time. As provided in Section 4(a), a prospectus supplement relating to the Securities, the terms of the offering thereof and the other manners set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof, and the other matters set forth therein also may be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement," and any such preliminary prospectus supplement in the form filed after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The registration statement referred to in this Section 2(a), as amended at the time of execution and delivery of the Terms Agreement, including the exhibits thereto (but excluding the Statement of Qualification and Eligibility ("Form T-1") and the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") and the information, if any, deemed to be a part of the registration statement pursuant to Rule 430A(b) under the Securities Act, is called the "Registration Statement"; and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as

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supplemented by the Prospectus Supplement, in either case including the
Incorporated Documents. Notwithstanding the foregoing, any prospectus supplement prepared or filed with respect to an offering pursuant to the Registration Statement of securities other than the Securities shall not be deemed to have supplemented the Prospectus. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no such stop order has been initiated or threatened by the Commission.

          (b) On the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of the applicable Terms Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b) under the Securities Act, the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on the Effective Date and the Closing Date, respectively, the Indenture, if any, described in the Terms Agreement conformed and will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein or (ii) that part of the Registration Statement which shall constitute the Form T-1 under the Trust Indenture Act.

          (c) KPMG Peat Marwick LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, (such change or development involving a prospective change, a "Material Adverse Change") and since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

          (e) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the

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transactions contemplated thereby and hereby, and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company.

          (f) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated thereby and hereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the articles of incorporation or by-laws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated thereby and hereby, and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, including the issuance, sale and delivery of the Securities to be issued, sold and delivered by the Company hereunder, except the registration under the Securities Act of the Securities and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

          (g) All of the outstanding shares of common stock are duly and validly authorized and issued, fully paid and non-assessable and were not issued and are not now in violation of or subject to any preemptive rights. The common stock and preferred stock, if any, described in the Terms Agreement have been duly authorized by the Company and, when issued and paid for pursuant to the Terms Agreement, will be duly and validly issued, fully paid and non-assessable and will not be issued in violation of or be subject to any preemptive rights. The Company had, at __________, _____, an authorized and outstanding Capitalization as set forth in the Registration Statement and the Prospectus. The common stock and the preferred stock, if any, described in the Terms Agreement conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (h) Each of the Company and each of its subsidiaries (as defined in Rule 405 of the Rules and Regulations) has been duly organized and is validly existing as a corporation

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in good standing under the laws of its jurisdiction of incorporation.  Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. Each of the Company and its subsidiaries has (i) good and marketable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for taxes not yet payable and as described in the Prospectus) and (ii) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect. All material leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or such subsidiary, as the case may be, has occurred and is continuing thereunder and, to the best knowledge of the Company, no material defaults by the landlord are existing under any such lease, except those defaults that could not reasonably be expected to have a Material Adverse Effect. All of the issued shares of capital stock of each significant subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, stockholders' agreements, voting trusts or other defects in title. None of the subsidiaries of the Company, other than those so identified in the Terms Agreement, is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (i) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (j) The Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company and, when the terms of the Debt Securities and of their issuance and sale have been duly established in accordance with the Indenture, the Terms Agreement (including the provisions of this Agreement) and the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with the Terms Agreement (including the provisions of this Agreement), the

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Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; if any Securities to be issued are convertible, the shares of common stock issuable upon conversion thereof have been duly authorized by the Company, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable; no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated herein or the issuance of the shares of common stock upon conversion of the Securities; and the Debt Securities and the Indenture, if any, described in the Terms Agreement and the common stock of the Company issuable upon conversion of such Debt Securities, if any, will conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (k) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the best knowledge of the Company, contemplated against the Company or any of its subsidiaries which would reasonably be expected to result in a Material Adverse Change or which is required to be disclosed in the Registration Statement and the Prospectus; and to the actual knowledge of the Company, no such proceedings are threatened by governmental authorities or by others.

          (l) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

          (m) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules, if any, included in the Registration Statement and Prospectus present fairly the information required to be stated therein.

          (n) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Securities contemplated in the Terms Agreement. Immediately after the sale of the Securities by the Company under the Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company under the Terms Agreement and of any other securities of the Company (other than the Securities) that shall have been issued and sold pursuant to the

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Registration Statement will not exceed the amount of Securities registered under the Registration Statement.

          (q) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (r) Neither the Company nor any of its subsidiaries nor, to the Company's best knowledge, any other party, is now, or is reasonably expected by the Company or any of its subsidiaries to be, (i) in violation or breach of, or default (disregarding any grace or notice provision), with respect to any material provision of any contract, agreement, instrument, lease, license, policy, arrangement, or understanding to which the Company or any of its subsidiaries is a party or will become a party in connection with the transactions contemplated hereby, (ii) in violation of any provision of its articles of incorporation or by-laws, or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, which violation, breach or default or violations, breaches or defaults, in the case of clause (i) or (iii), singly or in the aggregate has, or would reasonably be expected in the future to have, a Material Adverse Effect; and each such contract, agreement, instrument, lease, license, policy, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company or its subsidiaries, as the case may be, and to the Company's best knowledge, the other parties thereto, and is enforceable as to the Company or its subsidiaries, as the case may be, and to the Company's best knowledge, the other parties thereto in accordance with its terms subject, as to enforceability, to applicable bankruptcy, reorganization, moratorium or other similar laws of general application affecting the rights of creditors generally, except where such failure to be in full force and effect or to be a legal, valid and binding obligation or to be enforceable, as the case may be, has not had, or would not reasonably be expected in the future to have, a Material Adverse Effect.

          (s) The Company has no reason to believe that the Company and each of its subsidiaries do not own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses in the manner described in the Prospectus and have no reason to believe that the conduct of their respective businesses will conflict with any such rights of others.

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          (t)  There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

          (u) Except as described in the Prospectus, since the date as of which information is given in the Prospectus, the Company has not (i) issued or granted any rights to acquire any securities (other than pursuant to employee benefit plans or other compensation plans existing on the date of the Terms Agreement) or (ii) declared or paid any dividend on its capital stock other than regular quarterly cash dividends.

          (v) Neither the Company nor any of its subsidiaries is, nor upon consummation of the transactions contemplated hereby will be, required to register as, or be subject to regulation as, an "investment company" under the Investment Company Act of 1940, as amended, or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act, or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act, or required to be registered pursuant to Section 15(a) of the Exchange Act.

          (w) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (x) The Company has (i) initiated a review and assessment of all areas within its and each of its subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, has implemented that plan in accordance with that timetable. Based on the foregoing, the Company believes that all computer applications (including those of the Company's suppliers, vendors and customers) that are material to its or any of its subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

          3. PURCHASE AND OFFERING OF THE SECURITIES BY THE UNDERWRITERS. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of written communications (including, without limitation, facsimile transmissions) ("Terms Agreement") at each time the Company determines to sell the Securities. Unless otherwise agreed by the parties thereto, each Terms Agreement will be in the form of Annex II(A) or
(B) attached hereto and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as

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defined below).  The Terms Agreement will also specify the time and date of delivery and payment (such time and date being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of any public offering that should be reflected in the Prospectus Supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. Debt Securities, if any, delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request.

          If specified in a Terms Agreement, on the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to that amount of the Option Securities as shall be specified in the Terms Agreement from the Company at the same price as the Underwriters shall pay for the Securities which the Underwriters are committed to purchase on the Closing Date (the "Firm Securities"). Said option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by the Representatives to the Company setting forth the amount of the Option Securities as to which the several Underwriters are exercising the option. The amount of Option Securities to be purchased by each Underwriter in connection with each exercise of such option shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares or units.

          If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be made only with institutional investors, including commercial and savings banks, insurance companies pension funds, investment companies and educational and charitable institutions. On the Closing Date, the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company.

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The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

          4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters as follows:

          (a) The Company agrees: (i) to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus, including the Prospectus Supplement, pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; (ii) to notify the Representatives, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities) and to furnish the Representatives with copies thereof; (iii) to notify the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and
(iv) not to file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof.

          (b) If at any time when a Prospectus relating to the Securities is required to be delivered under the Securities Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company include an untrue statement of a material factor or omit to state any material fact required to be state therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Rules and Regulations, or to file under the Exchange Act, so as to comply with the Exchange Act or the Securities Act, any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representatives) which will correct such misstatement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

          (c) The Company will promptly deliver to the Representatives two signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, without exhibits, as the Representatives may reasonably request.

          (d) The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

          (e) As soon as practicable but no later than 16 months after the date of each Terms Agreement, the Company will make generally available to its securityholders an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158) covering a period of at least 12 months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement or (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement.

          (f)  For the period specified in the Terms Agreement, the Company,
(A) in the event of an offering of common stock, preferred stock or convertible debt securities, (x) will not (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of common stock of the Company or permit registration under the Securities Act of any shares of common stock of the Company (other than the Securities and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans), (ii) sell or grant options, rights or warrants with respect to any shares of common stock of the Company (other than the Securities and the grant of options pursuant to employee benefit plans), or
(iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible into or, exchangeable or exercisable for common stock of the Company (other than the Securities) and (y) will obtain the agreement of the persons, if any, specified in the Terms Agreement not to offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of common stock of the Company, without, in any case, the prior written consent of the Representatives; and, (B) in the event of an offering of Debt Securities, will not, between the date of the Terms Agreement and the date of delivery of the Debt Securities, offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of the Representatives, any debt securities which are substantially similar to the Debt Securities.

          (g) During the period, if any, specified in the Terms Agreement after the date of such Terms Agreement, the Company will furnish to the Representatives copies of (i) all reports to its stockholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange or quotation system.

          (h) The Company will apply the proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

          (i) If the Securities include shares of common stock or securities convertible into shares of common stock, the Company will cause such shares to be listed on the New York Stock Exchange.

          (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

          5. PAYMENT OF EXPENSES. Whether or not the transactions contemplated by any Terms Agreement are consummated or such Terms Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company under such Terms Agreement (including the provisions of this Agreement), including, without limitation, (i) costs and expenses of preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), any Incorporated Documents and any amendments or supplements thereto, the underwriting documents (including this Agreement, and any Agreement Among Underwriters and Selling Agreement) and all other documents related to the public offering of the Securities (including those supplied to the Underwriters in quantities as hereinabove stated); (ii) costs and expenses in connection with the issuance, transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon; (iii) costs and expenses in connection with the qualification of the Securities under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and/or final "blue sky survey" and fees of counsel for the Underwriters and such counsel's disbursements in relation thereto; (iv) fees and expenses in connection with listing shares of common stock, and other Securities, if any, on the New York Stock Exchange or other securities exchange or quotation system, as the case may be; (v) filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD"), if any; (vi) the cost of printing certificates representing the Securities; (vii) the fees paid to rating agencies in connection with the rating of the Securities; (viii) the reasonable fees and disbursements of the Trustee and any transfer agent and their respective counsel; and (ix) all other reasonable costs and expenses incident to the performance of the obligations of the Company under the Terms Agreement (including the provisions of this Agreement).

          6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Securities as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date of the applicable Terms Agreement and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Securities and the date of delivery, if different, for any Option Securities), to the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Cadwalader, Wickersham & Taft ("Underwriters' Counsel") pursuant to this Section 6 of any misstatement or omission to state a material fact, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

          (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Underwriters' Counsel is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b) At the Closing Date, the Representatives shall have received the opinion of Faegre & Benson LLP, counsel for the Company, and/or Michael
P. Sherman, Esq., Senior Vice President, Business Development, General Counsel and Secretary of the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not in the aggregate be reasonably expected to have a Material Adverse Effect. Each of the Company and its subsidiaries has the corporate power to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of or subject to any preemptive rights, and are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever.

               (ii) The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, fully paid and non-assessable and were not issued in violation of or subject to any preemptive rights.

               (iii) The shares of common stock and preferred stock, if any, of the Company described in the Terms Agreement have been duly authorized by the Company and, when issued and paid for pursuant to the Terms Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or be subject to any preemptive rights.

               (iv) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

               (v) The Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company and, when the terms of the Debt Securities and of their issuance and sale have been duly established in accordance with the Indenture, this Agreement and the Terms Agreement, and the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the Terms Agreement, the Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; if any Securities to be issued are convertible, the shares of common stock issuable upon conversion thereof have been duly authorized by the Company, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights.

               (vi) The Securities, other than any Contract Securities, the Indenture and the capital stock of the Company conform, and any Contract Securities, when issued, delivered and sold, will conform, in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus; and the provisions of the contracts, agreements and instruments (as the same may be in effect on the Closing Date) summarized in the Prospectus, any supplement thereto or any document incorporated by reference therein, conform in all material respects to the descriptions thereof in the Prospectus, any supplement thereto or any document incorporated by reference therein;

               (vii) The Company has the corporate power to execute, deliver and perform its obligations under the Terms Agreement, this Agreement and any Delayed Delivery Contracts and to consummate the transactions contemplated hereby and thereby, and the Terms Agreement, this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

               (viii) There is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party, or to which any property of the Company or any of its subsidiaries is subject, which is pending or, to the best of such counsel's knowledge, threatened against the Company or any of its subsidiaries, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

               (ix) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated thereby and hereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, including the issuance, sale and delivery of the Securities to be issued, sold and delivered by the Company on the Closing Date, do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound or (ii) violate or conflict with any provisions of the articles of incorporation or by-laws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

               (x) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated thereby and hereby and compliance by the Company which the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, including the issuance, sale and delivery of the Securities to be issued, sold and delivered by the Company on the Closing Date, except the registration under the Securities Act of the

     Securities and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

               (xi) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is (i) in violation or breach of, or default (disregarding any grace or notice provision) with respect to any material provision of any contract, agreement, instrument, lease, license or permit known to such counsel to which the Company or any of its subsidiaries is a party, or (ii) in violation of any law, ordinance, governmental rule, regulation or court decree to which the Company or any of its subsidiaries or their respective properties or assets may be subject, which violations, breaches or defaults, in the case of clause
     (i) or (ii), singly or in the aggregate, have or can reasonably be expected in the future to have, a Material Adverse Effect.

               (xii) At the Effective Time, the Registration Statement (including all documents incorporated by reference therein) complied, and on the date of the Terms Agreement, the Prospectus (including all documents incorporated by reference therein) complies, and any further amendments or supplements thereto made by the Company on or prior to the date of such opinion comply (other than, in each case, the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein and the Form T-1 under the Trust Indenture Act, as to which such counsel need express no opinion) as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations thereunder.

               (xiii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been so filed.

               (xiv) The Registration Statement is effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Rules and Regulations have been made.

               (xv) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or Schedule B to the Terms Agreement, to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the

     Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (xvi) Neither the Company nor any of its subsidiaries is, nor upon consummation of the transactions contemplated hereby will be, required to be registered as, or subject to regulation as, an "investment company" under the Investment Company Act of 1940, as amended, or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act, or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act, or required to be registered pursuant to Section 15(a) of the Exchange Act.

               (xvii)  The statements in the Prospectus under the captions
     [list relevant sections of Prospectus] insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or bylaw provisions, legal documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and, as of the date of the Prospectus and as of the date hereof, fairly present and summarize, in all material respects, the matters referred to therein.

          In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of KPMG Peat Marwick LLP, the Underwriters and Underwriters' Counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, as of the Effective Time, or, if later, as of the date of the Company's most recent filing of an Annual Report on Form 10-K (including such Annual Report on Form 10-K), contained or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date, as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial or statistical data included or incorporated by reference therein).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.
The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in the opinion of such counsel to the Company, the Representatives and they are justified in relying thereon. Counsel for the Company may also state that their opinions set forth in subparagraphs (iv) and (v) above are subject to the qualification that the enforceability of the Company's obligations under the Indenture and the Securities may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Terms Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to the Representatives and Underwriters' Counsel; and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) At the Closing Date, the Representatives shall have received a certificate of the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer or any Vice President and the principal financial officer of the Company, dated the Closing Date to the effect that (i) the conditions set forth in subsection (a) of this
Section 6 have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects, (iii) as of the Closing Date, all obligations and conditions to be performed or complied with by the Company on or prior thereto have been duly performed or complied with in all material respects, (iv) they have examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the Effective Date, the Registration Statement did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as of the date of such certificate, the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or Prospectus which has not been set forth in such a supplement or amendment, and (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company or its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been a Material Adverse Change,except in each case as described in or contemplated by the Prospectus.

          (e) At the time this Agreement is executed and at the Closing Date, the Representatives shall have received a letter from KPMG Peat Marwick LLP, independent public accountants for the Company, dated, respectively, as of the date of the Terms Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Representatives, in each case of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, and covering such additional financial statement items and procedures (including a review of interim financial statements specified in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 71) as the Representatives may reasonably request, and each such letter shall further state:

               (i) whether, with respect to the period subsequent to the date of the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus there have been, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or consolidated long-term indebtedness of the Company or any decrease in the consolidated net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter or whether during the period from the date of the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total revenues, or in total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and

               (ii) their conclusions with respect to specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth or incorporated by reference in the Registration Statement and the Prospectus, which have been specified by the Representatives prior to the date of the Terms Agreement.

          (f) Prior to the Closing Date the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (g) At the Closing Date, any shares of common stock included in or issuable upon conversion of the Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance and all the then outstanding shares of common stock of the Company shall be listed on the New York Stock Exchange.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Option Securities may be cancelled by the Representatives at, or at any time prior to, the agreed upon date of delivery thereof. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex, telegraph or facsimile, confirmed in writing.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Underwriters' Counsel.

          7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus or in any such supplement or amendment in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter under the Terms Agreement. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
(i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifing party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 7, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as
(x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting epenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 7(d), (i) in no case shall the liability or responsibility of any Underwriter to indemnify or contribute under this Section 7 exceed the lesser of (x) the underwriting discount or commission applicable to the Securities purchased by such Underwriter under the Terms Agreement, or (y) the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7(d). Any party entitled to contribution will, promptly after receipt of notice of commencemen of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7(d) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however that such consent was not unreasonably withheld.

          (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          (f)  The agreements contained in Sections 4(e), 4(g), 5 and this
Section 7 and the representations and warranties of the Company in Section 2 (as made as of the date of the Terms Agreement incorporating this Agreement) shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of the Terms Agreement incorporating the terms of this Agreement or any investigation made by or on behalf of any indemnified party.

          8.   DEFAULT BY AN UNDERWRITER.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Securities under the Terms Agreement, and if the Securities with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of shares or aggregate principal amount, as the case may be, of the Firm Securities or Option Securities, as the case may be, then the Firm Securities or Option Securities, as the case may be, to which the default relates shall be purchased by the non-defaulting Underwriters in the respective proportions which the number of shares or principal amount of Firm Securities set forth opposite their respective names in the schedule attached to the Terms Agreement bears to the aggregate number of shares or aggregate principal amount of Firm Securities set forth opposite the names of all non-defaulting Underwriters.

          (b) In the event that such default relates to more than 10% of the aggregate number of shares or aggregate principal amount, as the case may be, of Firm Securities or Option Securities, as the case may be, the Representatives may in their discretion arrange for the Underwriters or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Securities or Option Securities to which such default relates on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Firm Securities or Option Securities, as the case may be, to which such default relates as provided in this Section 8, the Terms Agreement or, in the case of a default with respect to the Option Securities, the obligations of the Underwriters to purchase and of the Company to sell the Option Securities shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7(a), 7(c) and 7(d) hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

          (c) In the event that the Firm Securities or Option Securities to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or date of delivery of the Option Securities, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in the Terms Agreement (including this Agreement) shall include any party substituted under this Section 8 with like effect as if it had originally been a party to the Terms Agreement with respect to such Firm Securities or Option Securities.

          9. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in the Terms Agreement (including the provisions of this Agreement), including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Firm Securities and any Option Securities to and by the Underwriters. The representations contained in Section 2 and the agreements contained in Sections 4(e), 4(g), 5, 7, and 10(c) hereof shall survive the termination of this Agreement, including termination pursuant to
Section 8 or 10 hereof.

          10.  EFFECTIVE DATE AND TERMINATION.

          (a) The Representatives shall have the right to terminate the Terms Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Option Securities at any time prior to the agreed upon date of delivery thereof, as the case may be:

               (i) if, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company or its subsidiaries shall have sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or there shall have been a Material Adverse Change, except in each case as described in or contemplated by the Prospectus; or

               (ii) if (A) any domestic or international event or act or occurrence shall have materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company's securities or securities in general, (B) trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on either such exchange or the Nasdaq National Market by either such exchange, by the NASD or by order of the Commission or any other governmental authority having jurisdiction or (C) a banking moratorium shall have been declared by a state or federal authority or any new restriction materially adversely affecting the distribution of the Firm Securities or the Option Securities shall have become effective; or

               (iii) if (A) any downgrading in the rating of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) shall occur or (B) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock; or

               (iv) if (A) the United States shall become engaged in hostilities or there shall be an escalation of hostilities involving the United States or there shall be a declaration of a national emergency or war by the United States or (B) there shall have been a change in political, financial or economic conditions, and the effect of any such event in (A) or (B) is such as to make it in the sole judgment of the Representatives impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Securities or the Option Securities on the terms contemplated by the Prospectus.

          (b) Any notice of termination pursuant to this Section 10 shall be by hand delivery, telephone (confirmed in writing) or facsimile transmission.

          (c) If the Terms Agreement shall be terminated pursuant to any of the provisions thereof or hereof (otherwise than pursuant to Section 8(b) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, upon demand by the Representatives, reimburse the underwriters for all out-of-pocket expenses (including the fees and expenses of Underwriters' Counsel), incurred by the Underwriters in connection herewith.

          11. NOTICES, ETC. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be hand delivered, or sent by facsimile transmission, to such Underwriter, in care of the Representatives at the address specified in the Terms Agreement; if sent to the Company, shall be hand delivered or sent by facsimile transmission to Fingerhut Companies, Inc., 4400 Baker Road, Minnetonka, Minnesota 55343, facsimile: (612) 932-3302, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to
Section 7(c) shall be given to such Underwriter at its address set forth in its acceptance to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          12. PARTIES. The Terms Agreement (including the provisions of this Agreement) shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. The Terms Agreement (including the provisions of this Agreement) are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement also shall be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (B) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

          13. GOVERNING LAW. THIS AGREEMENT AND THE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          14. DEFINITION OF THE TERM "BUSINESS DAY." For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

          15. COUNTERPARTS. The Terms Agreement may be executed in counterparts and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                        ANNEX I

(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 a.m., New York City time, on __________, _____. [three business days prior to Closing Date under the Terms Agreement])


                           DELAYED DELIVERY CONTRACT


                           [Date of Public Offering]


FINGERHUT COMPANIES, INC.

c/o  [NAMES OF REPRESENTATIVES]
       [On behalf of [themselves] [itself] and
       as Representative[s] of the several] [As]
       Underwriter[s]
     [c/o Name of Lead Manager]

     -----------------------
     -----------------------

Ladies and Gentlemen:

          The undersigned hereby agrees to purchase from Fingerhut Companies, Inc., a Minnesota corporation (the "Company"), and the Company agrees to sell to the undersigned as of the date hereof for delivery on the dates set forth below (each a "Delivery Date") the principal amount set forth opposite each Delivery Date of the Company's [Title of Securities] (the "Securities"), offered by the Company's Prospectus dated __________, _____ and a Prospectus Supplement dated __________, _____ relating thereto, receipt of copies of which is hereby acknowledged, at _____% of the principal amount thereof plus accrued interest from __________, _____, if any, and on the further terms and conditions soft forth in this Delayed Delivery Contract (this "Contract"):

                              DELIVERY DATE    PRINCIPAL AMOUNT
                                               $
                              --------------     --------------
                                               $
                              --------------     --------------

          Payment for the Securities that the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in New York [Clearing House (next day)] [Federal (same day)] funds at the office of __________ at 10:00 a.m., New York City time, on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date.

          It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and
(2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

          Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                          Very truly yours,


                                          ------------------------------------
                                                    (Name of Purchaser)

                                          By:
                                             ---------------------------------
                                                    (Title of Signatory)

                                          ------------------------------------
                                          ------------------------------------
                                                   (Address of Purchaser)

Accepted, as of the above date,

FINGERHUT COMPANIES, INC.

By:
   ---------------------------------
   Name:
   Title:

                                                                    ANNEX II(A)

                                DEBT SECURITIES

                           FINGERHUT COMPANIES, INC.
                                (the "Company")

                                TERMS AGREEMENT

                               __________, _____

FINGERHUT COMPANIES, INC.
4400 Baker Road
Minnetonka, MN 55343
Attention:

Ladies and Gentlemen:

          [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated as of __________, _____, between the Company and _______________, as Trustee, on the following terms:

          TITLE: [_____%] [Floating Rate] [Senior] [Subordinated] [Notes] [Debentures]

due _____

          PRINCIPAL AMOUNT:  $__________

          INTEREST: [[_____% per annum] [Floating Rate Formula], from __________, _____, payable semiannually on __________ and __________, commencing
__________, _____, to holders of record on the preceding __________ or
__________, as the case may be.] [Zero coupon.]

          MATURITY:  __________, _____.

          OPTIONAL REDEMPTION:

          SINKING FUND:

          PERIOD DESIGNATED PURSUANT TO SECTION 4(f) OF THE UNDERWRITING
AGREEMENT:  _____ days.

                                       II(A)-1

          PERIOD DESIGNATED PURSUANT TO SECTION 4(g) OF THE UNDERWRITING
AGREEMENT:  _____ years.

          CONVERSION PROVISIONS:

          OTHER TERMS:

          DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be _________, _____ [and ___________, _____]. The Underwriters' fee is _____% of
the principal amount of the Securities.]

          PURCHASE PRICE: _____% of principal amount, plus accrued interest, if any, from __________, _____.

          EXPECTED REOFFERING PRICE: _____% of principal amount, subject to change by the undersigned.

          CLOSING DATE: [9:00 a.m.] on __________, _____, at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038 in New York [Clearing House (next day)] [Federal (same day)] funds.

          NAME(S) AND ADDRESS(ES) OF REPRESENTATIVE(S):

          [NAME OF REPRESENTATIVES]
          c/o [Name of Lead Manager]
          [Address of Lead Manager]

The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

          [It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

          The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

          [List Significant Subsidiaries]

          The provisions of the Underwriting Agreement are incorporated herein by reference[, except that the obligations and agreements set forth in Section 8 ("Default by an Underwriter") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

                                    II(A)-2

          The Securities will be made available for checking and packaging at the office of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038 at least 24 hours prior to the Closing Date.

          [Please signify, your acceptance of our offer by signing the response attached hereto as Schedule B in the space provided and returning it to us.] [Please signify your acceptance of the foregoing by return wire in the form of Schedule B not later than __:__ p.m. today.]

                                   Very truly yours,

                                   [NAMES OF REPRESENTATIVES]

                                      [On behalf of [themselves] [itself] and as Representative[s] of the several] [As] Underwriter[s]

                                   [By: Name of Lead Manager]

                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                     II(A)-3

                                                                     SCHEDULE A

NAME OF UNDERWRITER                                          PRINCIPAL AMOUNT
-------------------                                          ----------------
[Name of Underwriters] ..................................     $


                                                               --------------

     Total ..............................................     $
                                                               --------------
                                                               --------------

                                     II(A)-4

                                                                     SCHEDULE B

To:  [NAMES OF REPRESENTATIVES]
        [On behalf of [themselves] [itself]
        and as Representative[s] of the
        several] [As] Underwriter[s]
     [c/o Name of Lead Manager]

     ----------------
     ----------------

          We accept the offer contained in your [letter] [wire], dated __________, _____ (the "Terms Agreement"), relating to $__________ principal amount of our [Title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned contained in Section 2 of the Underwriting Agreement Basic Provisions of the Company referred to in the Terms Agreement (together with the Terms Agreement, the "Underwriting Agreement"), are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the best of our knowledge, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(2) or (5) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                          Very truly yours,

                                          FINGERHUT COMPANIES, INC.

                                          By
                                            --------------------------------
                                              Name:
                                              Title:

                                     II(A)-5

                                                                    ANNEX II(B)

                                 EQUITY SECURITIES

                             FINGERHUT COMPANIES, INC.
                                  (the "Company")

                                  TERMS AGREEMENT

                                 __________, _____

FINGERHUT COMPANIES, INC.
4400 Baker Road
Minnetonka, MN 55343
Attention:

Ladies and Gentlemen:

          [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") on the following terms:

          TITLE:  [Common Stock] [Preferred Stock, Series _____]

          NUMBER OF SHARES TO BE ISSUED:  __________ shares

          [For Preferred Stock Only:]

          VOTING RIGHTS:

          PREFERRED STOCK DIVIDENDS: Cash dividends of $_____ to $_____ per share payable quarterly in arrears on __________, __________, __________ and
__________.

          OPTIONAL REDEMPTION:

          MANDATORY REDEMPTION/SINKING FUND:

          LIQUIDATION PREFERENCE:  $_____ per share plus __________.

          CONVERSION PROVISIONS:

          OTHER TERMS:

          [For all Equity Securities:]

                                    II(B)-1

          NAME OF EXCHANGE OR MARKET: [New York Stock Exchange] [Nasdaq National Market] [American Stock Exchange]

          PERIOD DESIGNATED PURSUANT TO SECTION 4(f) OF THE UNDERWRITING
AGREEMENT:  _____ days.

          PERSONS SUBJECT TO LOCK-UP AGREEMENTS PURSUANT TO SECTION 4(f) OF THE UNDERWRITING AGREEMENT: The persons listed on Schedule B.

          PERIOD DESIGNATED PURSUANT TO SECTION 4(g) OF THE UNDERWRITING
AGREEMENT:  _____ years.

          PRICE TO PUBLIC:  $_____ per share.

          UNDERWRITING DISCOUNTS AND COMMISSION:

          PROCEEDS TO COMPANY:

          OVER-ALLOTMENT OPTION:

          NAME OF TRANSFER AGENT AND REGISTRAR:

          CLOSING DATE: [9:00 a.m.] on __________, _____, at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038 in New York [Clearing House (next day)] [Federal (same day)] funds.

          NAME(S) AND ADDRESS(ES) OF REPRESENTATIVE(S):

          [NAME OF REPRESENTATIVES]
          c/o [Name of Lead Manager]
          [Address of Lead Manager]

The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

          [It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

          The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

          [List Significant Subsidiaries]

          The provisions of the Underwriting Agreement are incorporated herein by reference[, except that the obligations and agreements set forth in Section 8 ("Default by an

                                    II(B)-2

Underwriter") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

          The Securities will be made available for checking and packaging at the office of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038 at least 24 hours prior to the Closing Date.

          [Please signify, your acceptance of our offer by signing the response attached hereto as Schedule C in the space provided and returning it to us.] [Please signify your acceptance of the foregoing by return wire in the form of Schedule C not later than __:__ p.m. today.]

                                    Very truly yours,

                                    [NAMES OF REPRESENTATIVES]
                                      [On behalf of [themselves] [itself] and as Representative[s] of the several] [As] Underwriter[s]

                                    [By: Name of Lead Manager]

                                      By:
                                         -------------------------------------
                                          Name:
                                          Title:

                                    II(B)-3

                                                                     SCHEDULE A

NAME OF UNDERWRITER                                           NUMBER OF SHARES
-------------------                                           ----------------
[Name of Underwriters.......................................



                                                                 -------------
          Total.............................................
                                                                 -------------
                                                                 -------------

                                    II(B)-4

                                                                     SCHEDULE B

[List Persons Subject to Lock-up]


                                    II(B)-5

                                                                     SCHEDULE C

To:  [NAMES OF REPRESENTATIVES]
       [On behalf of [themselves] [itself]
       and as Representative[s] of the
       several] [As] Underwriter[s]
     [c/o Name of Lead Manager]

     --------------
     --------------

          We accept the offer contained in your [letter] [wire], dated __________, _____ (the "Terms Agreement"), relating to __________ shares of our [Title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned contained in Section 2 of the Underwriting Agreement Basic Provisions of the Company referred to in the Terms Agreement (together with the Terms Agreement, the "Underwriting Agreement"), are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the best of our knowledge, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(2) or (5) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                    Very truly yours,

                                    FINGERHUT COMPANIES, INC.

                                    By
                                       -------------------------------------
                                       Name:
                                       Title:

                                    II(B)-6